Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements
(18) Fair Value Measurements
The Company follows authoritative guidance for fair value measurements relating to financial and nonfinancial assets and liabilities, including presentation of required disclosures herein. This guidance establishes a fair value framework requiring the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to price the assets and liabilities. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment. The three levels are defined as follows:
Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2: Observable inputs other than those included in Level 1 such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical assets or liabilities in inactive markets or model-derived valuations or other inputs that can be corroborated by observable market data.

Level 3: Unobservable inputs reflecting management’s own assumptions about the inputs used in pricing the asset or liability.
The following table provides a summary of the financial assets and liabilities measured at fair value on a recurring basis at December 31, 2010 and December 31, 2009 (in thousands):

		Fair Value Measurements at Reporting Date Using
	December 31,
	2010	Level 1	Level 2	Level 3
Intangible and other long-term assets
Non-qualified deferred compensation assets	$10,820	$812	$10,008	—
Interest rate swap	$161	—	$161	—

Accounts payable
Non-qualified deferred compensation liabilities	$2,953	$1,429	$1,524	—

Other long-term liabilities
Non-qualified deferred compensation liabilities	$14,236	—	$14,236	—

	December 31,
	2009	Level 1	Level 2	Level 3
Intangible and other long-term assets
Non-qualified deferred compensation assets	$12,382	$4,586	$7,796	—

Other long-term liabilities
Non-qualified deferred compensation liabilities	$15,758	—	$15,758	—
The Company’s non-qualified deferred compensation plan allows officers and highly compensated employees to defer receipt of a portion of their compensation and contribute such amounts to one or more hypothetical investment funds (see note 13). The Company entered into a separate trust agreement, subject to general creditors, to segregate the assets of the plan and it reports the accounts of the trust in its consolidated financial statements. These investments are reported at fair value based on unadjusted quoted prices in active markets for identifiable assets and observable inputs for similar assets and liabilities, which represent Levels 1 and 2, respectively in the fair value hierarchy. The realized and unrealized holding gains and losses related to non-qualified deferred compensation assets are recorded as other income (expense). The realized and unrealized holding gains and losses related to non-qualified deferred compensation liabilities are recorded in general and administrative expenses.
In March 2010, the Company entered into an interest rate swap agreement for a notional amount of $150 million, whereby the Company is entitled to receive semi-annual interest payments at a fixed rate of 6 7/8% per annum and is obligated to make quarterly interest payments at a floating rate, which is adjusted every 90 days, based on LIBOR plus a fixed margin. The Company entered into the interest rate swap in an effort to achieve a more balanced debt portfolio. The swap agreement, scheduled to terminate on June 1, 2014, is designated as a fair value hedge of a portion of the 6 7/8% unsecured senior notes, as the derivative has been tested to be highly effective in offsetting changes in the fair value of the underlying note. As this derivative is classified as a fair value hedge, the changes in the fair value of the derivative are offset against the changes in the fair value of the underlying note in interest expense, net (see note 19).
In 2009, the Company adopted the authoritative guidance regarding non-financial assets and non-financial liabilities that are remeasured at fair value on a non-recurring basis. In accordance with this guidance, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. During the year ended December 31, 2010, the Company wrote off approximately $32.0 million of long-lived liftboat components primarily related to the two partially completed 265-foot class liftboats. Approximately $9.1 million of remaining long-lived assets associated with these liftboats was reclassified to intangible and other long term assets since these components can be used in the future on other liftboats. During the year ended December 31, 2009, due to continued decline in demand for services in the domestic land market, the Company identified impairments of certain long-lived assets of approximately $212.5 million (see note 3). Additionally, during 2009, the Company recorded a $36.5 million reduction in the value of its equity-method investment in BOG. In April 2009, BOG defaulted under its loan agreements due primarily to the impact of pipeline curtailments from Hurricanes Gustav and Ike in 2008 and the decline of natural gas and oil prices. As a result of continued negative BOG operating results, lack of viable interested buyers and unsuccessful attempts to renegotiate the terms and conditions of its loan agreements with lenders on terms that would preserve the Company’s investment, the Company wrote off the remaining carrying value of its investment in BOG (see note 7).
The following table reflects the fair value measurements used in testing the impairment of long-lived assets and equity-method investments during the years ended December 31, 2010 and 2009 (in thousands):

		Fair Value Measurements at Reporting Date Using
	December 31,					Total
	2010	(Level 1)	(Level 2)	(Level 3)		Losses
Property, plant and equipment, net	$ - 0 -	—	—	$	- 0 -	$(32,004)

	December 31,						Total
	2009		(Level 1)	(Level 2)	(Level 3)		Losses
Property, plant and equipment, net		$107,591	—	—		$107,591	$(119,844)

Intangible and other long-term assets, net	$	- 0 -	—	—	$	- 0 -	$(92,683)

Equity-method investments	$	- 0 -	—	—	$	- 0 -	$(36,486)